FAMLT 2004-1
Credit Risk Manager Report
August 2004

2004 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.
It does not forecast the
performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The
Murrayhill Company by third
parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


2004 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One Transaction Summary

Section Two Prepayment Premium Analysis

Section Three Loss Analysis

Section Four Analytics

2004 The Murrayhill Company. All Rights Reserved.

Section One
Transaction Summary

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 August 2004
Transaction Summary
Closing Date 5/28/04
Depositor        Structured Asset Securities Corporation
Trustee          US Bank
Master Servicer  Aurora Loan Services
Servicer         Litton
Mortgage Insurer Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method OTS(1)

Collateral Summary
                   Closing Date 7/31/2004(2)
7/31/2004 as a Percentage of Closing Date
Collateral Balance $903,015,234 $852,991,942   94.46%
Loan Count          5,166        4,978         96.36%

Collateral Statistics           Loan Count    Summed Balance
Repurchases(3) 				 0 	$          0
First Payment Defaults 		       115 	$  5,530,005
Early Payment Defaults (4) 		 0 	$ 17,105,667
Multiple Loans to One Borrower		37 	$          0

Second Lien Statistics 		Loan Count    Summed Balance
Outstanding Second Lien Loans 	       472      $ 23,603,570
30 Days Delinquent 			 4 	   $ 298,152
60 Days Delinquent 			 5	   $ 251,720
90+ Days Delinquent			 7	   $ 419,732

Hurricane Update:
This month, Murrayhill identified all active loans within this portfolio that are secured by properties located in Florida disaster relief areas affected by Hurricanes Charley and
Frances. We are working with the servicers to obtain information regarding their hurricane disaster relief policies, and will be monitoring each loan to ensure the appropriate actions are taken by each servicer. As of mortgage data through 7/31/04,
307 loans have been identified in FAMLT 2004-1.

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
(3) Refers to loans repurchased in the current month
(4) A default that occurs on the second or third scheduled payment

2004 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis

2004 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for FAMLT 2004-1
Mortgage Data Through: July 31, 2004

Section 1:	Prepayment premiums
collected by the
servicer and remitted to the trustee.
This information is reported to Murrayhill by the servicer each month.

		Trustee Remittance Date

25-Aug-04	25-Jul-04	25-Jun-04
Servicers	$296,026	$310,213
$139,493

Section 2:	Prepayment premiums remitted to the
P Class by the trustee.
This information is taken from the statement to Certificateholders prepared by the trustee.

		Trustee Remittance Date
			25-Aug-04	25-Jul-04	25-Jun-04
	P Class		$296,026	$181,142	$139,493

Section 3: Reconciliation of the amounts remitted by the servicer to the trustee, and the amount remitted to the P Classholders by the trustee.


Amount remitted by servicer:		$296,026
Amount remitted to the P Class:		$296,026
Difference:				$      0

In the 7/25/04 remittance, the master servicer did not remit $129,071 of prepayment premiums. We are currently working with both the master servicer and the servicer to resolve the issue. We will continue to research the problem and an update will be provided when further information is obtained.

2004 The Murrayhill Company. All Rights Reserved.

Aggregate Paid Off Loans Report for FAMLT 2004-1
Mortgage Data Through: July 31, 2004

Trustee Remittance Date
25-Aug-04	25-Jul-04	25-Jun-04
Loans with Active Prepayment Flags that
Remitted Premiums ( A )				42		45		24

Loans without Prepayment Flags that Remitted
Premiums					0		0		0

Total Loans that Remitted Premiums ( B )	42		45		24

Loans with Active Prepayment Flags ( C )	43		46		26

Loans without Prepayment Flags that Remitted
Premiums					0		0		0

Subtotal ( D )					43		46		26

Premiums Remitted with Active Prepayment
Flags (A/C)					97.67%		97.83%		92.31%

Total Loans that Remitted Premiums to the
Subtotal (B/D )					97.67%		97.83%		92.31%

Total Paid Off Loans ( E )			67		82		51
Total Loans that Remitted Premiums to the
Total Paid Off Loans ( B/E )			63%		55%		47%

2004 The Murrayhill Company. All Rights Reserved

Paid Off Loans Exception Report for FAMLT 2004-1
Mortgage Data Through: July 31, 2004

										Total
Total Paid Off Loans with Flags							43
Less Exceptions:
	Loans with Expired Prepayment Clauses (as stated in the Note)(1)	0

	Loans that Liquidated from REO(1)					0

	Loans with Discrepancies between the Data File and the Note(1)		0

	Defaulted Liquidated Loans that Could Not Have Collected Premiums
	because of the Acceleration of the Debt(1)				0

	Loans that Liquidated Through Loss Mitigation Efforts(1)		0

Total Paid Off Loans with Active Prepayment Flags (C)				43

Other Exceptions:
	Paid Off Loans that Did Not Collect Premiums because of State Statutes	0

	Paid Off Loans with Active Prepayment Flags that Have Not
	Remitted Premiums							1

(1)  These categories are mutually exclusive.

2004 The Murrayhill Company. All Rights Reserved.

	Paid off Loans With Prepayment Flags for FAMLT 2004-1
		"Mortgage Data Through: July 31, 2004"											Payoff Date
	Payoff Date	Loan Number	Delinquency String
Origination Date	PPP Flag	Exp. Date
Payoff Balance	PPP Remitted
% of Premium to Payoff Balance	"No Premium Collected,
w/ Flag"	"PPP Collected, No Flag"
Comments
11911889	4939992	C0	12/22/2003	2	12/22/2005	" $24,700 "	 $- 	0%
4939992		Awaiting servicer's response
12123709	4945020	CCC0	3/22/2004	1	3/22/2005	" $487,156 "	" $13,128 "	3%
12123717	4945021	CCC0	3/22/2004	1	3/22/2005	" $487,156 "	" $13,128 "	3%
11909868	4940245	C0	12/3/2003	2	12/3/2005	" $52,867 "	" $2,194 "	4%
11909843	4941199	C0	12/3/2003	2	12/3/2005	" $210,917 "	" $5,797 "	3%
11915337	4941379	C0	12/19/2003	2	12/19/2005	" $298,708 "	" $8,343 "	3%
11914099	4940367	C0	12/22/2003	2	12/22/2005	" $68,238 "	" $2,901 "	4%
11909876	4941329	C0	12/22/2003	2	12/22/2005	" $266,817 "	" $8,403 "	3%
11910106	4941486	C0	12/22/2003	2	12/22/2005	" $380,770 "	" $10,079 "	3%
11913042	4940846	C0	12/23/2003	2	12/23/2005	" $127,457 "	" $3,504 "	3%
11910429	4941470	C0	12/23/2003	2	12/23/2005	" $368,136 "	" $8,809 "	2%
11913885	4941035	C0	12/26/2003	2	12/26/2005	" $167,918 "	" $4,617 "	3%
11919990	4941397	C0	12/31/2003	2	12/31/2005	" $314,496 "	" $8,793 "	3%
11918059	4941588	C0	12/31/2003	2	12/31/2005	" $560,500 "	" $12,891 "	2%
11915410	4941361	C0	1/5/2004	2	1/5/2006	" $283,846 "	" $8,488 "	3%
11911327	4941624	C0	1/5/2004	2	1/5/2006	" $647,024 "	" $12,928 "	2%
11913976	4941070	C0	1/7/2004	2	1/7/2006	" $175,386 "	" $5,520 "	3%
11921508	4941459	C0	1/9/2004	2	1/9/2006	" $356,144 "	" $7,115 "	2%
11923017	4941576	C0	1/12/2004	2	1/12/2006	" $527,247 "	" $14,730 "	3%
11909991	4941133	C0	1/13/2004	2	1/13/2006	" $191,212 "	" $4,583 "	2%
11928819	4941957	C0	1/14/2004	2	1/14/2006	" $61,090 "	" $1,222 "	2%
11926631	4942710	C0	1/14/2004	2	1/14/2006	" $179,598 "	" $6,455 "	4%
11922910	4941298	C0	1/14/2004	2	1/14/2006	" $253,800 "	" $7,350 "	3%
12120440	4944911	CCC0	1/16/2004	2	1/16/2006	" $354,677 "	" $7,769 "	2%
11924304	4940137	60	1/22/2004	2	1/22/2006	" $40,396 "	" $1,717 "	4%
11933784	4942646	60	1/22/2004	2	1/22/2006	" $161,819 "	" $4,527 "	3%
11922357	4941315	C0	1/22/2004	2	1/22/2006	" $260,199 "	" $7,675 "	3%
11928348	4942785	C0	1/26/2004	2	1/26/2006	" $199,500 "	" $4,908 "	2%
11927951	4943098	C0	2/4/2004	2	2/4/2006	" $390,447 "	" $9,957 "	3%
11934634	4942938	C0	2/5/2004	2	2/5/2006	" $269,452 "	" $8,600 "	3%
11936143	4942202	C0	2/6/2004	2	2/6/2006	" $89,890 "	" $3,136 "	3%
11926615	4942573	C0	2/13/2004	2	2/13/2006	" $146,954 "	" $3,588 "	2%
11937851	4942389	C0	2/17/2004	2	2/17/2006	" $116,073 "	" $3,420 "	3%
11939865	4942947	C0	2/17/2004	2	2/17/2006	" $277,100 "	" $7,626 "	3%
11933537	4943101	C0	2/17/2004	2	2/17/2006	" $395,049 "	" $9,149 "	2%
12129920	4945057	CCC0	2/19/2004	2	2/19/2006	" $551,371 "	" $17,613 "	3%
12127296	4944816	CCC0	3/17/2004	2	3/17/2006	" $287,218 "	" $9,189 "	3%
12118162	4944417	CCC0	3/24/2004	2	3/24/2006	" $162,362 "	" $3,987 "	2%
11915816	4940055	C0	11/21/2003	3	11/21/2006	" $30,174 "	" $1,326 "	4%
11912861	4941291	C0	12/23/2003	3	12/23/2006	" $250,547 "	" $8,757 "	3%
11920022	4940217	C0	1/12/2004	3	1/12/2007	" $50,234 "	 $504 	1%

11929296	4942695	C0	1/27/2004	3	1/27/2007	" $174,337 "	" $4,521 "	3%
11927175	4942937	C0	1/30/2004	3	1/30/2007	" $268,346 "	" $7,102 "	3%

2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loss Analysis

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 Historical Monthly Losses
Losses Through: July 31, 2004

Loan Date Loss Amount Loss Percentage
8/25/2004    $0.00 	0.00%
7/25/2004    $836.82 	0.00%
6/25/2004    $0.00 	0.00%
Totals:      $836.82 	0.00%

The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 Loss Reconciliation Report
Trustee Remittance Date: August 25, 2004

Remittance Statement 							Summary

8/25/2004	$3,236

						Loan-Level Losses:	$0
						Subsequent Losses:	$0
						Subsequent Gains: 	$0
						Monthly Security Loss:  $0

 						Losses Remitted:	$3,236
 						Difference(1):		($3,236)




Loan Number	Loss	Loan Number	Loss	Loan Number	Loss

Category	Total:	$0

In this month's remittance there was $3,236 of losses which were remitted to the trust.
Murrayhill has not been able to reconcile these losses; futhermore, there were
$3,575 worth of losses from last month's remittance which we have been unable to reconcile. We are currently working with all parties involved to determine if the losses were remitted correctly. We will continue to research this problem and will provide an update in next month's
Loss Reconciliation Report.

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 Loss Report
Losses Through: July 31, 2004

July 25, 2004
			Origination
Original Amount
Loan Number    State   Date       Original
LTV	Original Appraisal  Loss Loss Severity
4945065		CA	4/15/2004	69%	$571,200
$836.82	0.15%
						$830,000
Monthly Total:	$836.82	0.15%
Overall Total:	$836.82	0.15%

2004 The Murrayhill Company.  All Rights Reserved.

Section Four
Analytics

2004 The Murrayhill Company. All Rights Reserved.

FAMLT 2004-1 FICO Distribution by Status
Mortgage Data Through: July 31, 2004
FICO	Delinquency	Percentage
500	Current		0.004
500	Delinquent	0.008
510	Current		0.015
510	Delinquent	0.037
510	Paid Off	0.022
520	Current		0.029
520	Delinquent	0.045
520	Paid Off	0.022
530	Current		0.033
530	Delinquent	0.074
530	Paid Off	0.011
540	Current		0.035
540	Delinquent	0.07
550	Current		0.045
550	Delinquent	0.074
550	Paid Off	0.022
560	Current		0.041
560	Delinquent	0.049
560	Paid Off	0.011
570	Current		0.041
570	Delinquent	0.082
570	Paid Off	0.011
580	Current		0.058
580	Delinquent	0.086
580	Paid Off	0.079
590	Current		0.048
590	Delinquent	0.049
590	Paid Off	0.022
600	Current		0.068
600	Delinquent	0.07
600	Paid Off	0.067
610	Current		0.076
610	Delinquent	0.086
610	Paid Off	0.09
620	Current		0.087
620	Delinquent	0.058
620	Paid Off	0.112
630	Current		0.074
630	Delinquent	0.045
630	Paid Off	0.056
640	Current		0.065
640	Delinquent	0.033
640	Paid Off	0.056
650	Current		0.055
650	Delinquent	0.012
650	Paid Off	0.067
660	Current		0.045
660	Delinquent	0.012
660	Paid Off	0.067
670	Current		0.047
670	Delinquent	0.012
670	Paid Off	0.124
680	Current		0.032
680	Delinquent	0.025
680	Paid Off	0.034
690	Current		0.025
690	Delinquent	0.016
690	Paid Off	0.034
700	Current		0.016
700	Delinquent	0.008
700	Paid Off	0.034
710	Current		0.013
710	Delinquent	0.008
710	Paid Off	0.022
720	Current		0.012
720	Delinquent	0.012
720	Paid Off	0.011
730	Current		0.012
730	Paid Off	0.022
740	Current		0.008
740	Delinquent	0.008
750	Current		0.004
760	Current		0.003
770	Current		0.005
770	Delinquent	0.004
780	Current		0.003
790	Current		0
790	Delinquent	0.012
800	Current		0
820	Current		0

Status		# of Loans  Average  Std. Deviation
Current		4,735		614	57.713
Delinquent	243		589	56.632
Paid Off	89		630	49.143
Total:		5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2004

LTV	Delinquency	Percentage
0.1	Current		0.001
0.2	Current		0.09
0.2	Paid Off	0.09
0.2	Delinquent	0.062
0.3	Paid Off	0.011
0.3	Current		0.01
0.3	Delinquent	0.008
0.4	Paid Off	0.011
0.4	Delinquent	0.004
0.4	Current		0.01
0.5	Delinquent	0.012
0.5	Current		0.015
0.5	Paid Off	0.011
0.6	Current		0.042
0.6	Paid Off	0.045
0.6	Delinquent	0.025
0.7	Paid Off	0.124
0.7	Current		0.105
0.7	Delinquent	0.107
0.8	Paid Off	0.315
0.8	Delinquent	0.465
0.8	Current		0.358
0.9	Paid Off	0.326
0.9	Delinquent	0.288
0.9	Current		0.304
1	Delinquent	0.029
1	Paid Off	0.067
1	Current		0.066

Status		# of Loans  Average  Std. Deviation
Current		4,735	    0.826	0.119
Delinquent	243	    0.814	0.104
Paid Off	89	    0.825	0.115
Total:		5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Balance Distribution by Status
Mortgage Data Through: July 31, 2004

Balance	Delinquency	Percentage
20000	Delinquent	0.012
20000	Current		0.016
30000	Current		0.041
30000	Delinquent	0.049
40000	Delinquent	0.029
40000	Current		0.05
50000	Current		0.05
50000	Delinquent	0.095
60000	Delinquent	0.078
60000	Current		0.05
70000	Current		0.049
70000	Delinquent	0.062
80000	Current		0.05
80000	Delinquent	0.037
90000	Current		0.045
90000	Delinquent	0.062
100000	Delinquent	0.066
100000	Current		0.048
110000	Current		0.049
110000	Delinquent	0.062
120000	Delinquent	0.045
120000	Current		0.043
130000	Delinquent	0.037
130000	Current		0.044
140000	Delinquent	0.025
140000	Current		0.037
150000	Current		0.033
150000	Delinquent	0.029
160000	Current		0.026
160000	Delinquent	0.004
170000	Delinquent	0.008
170000	Current		0.023
180000	Current		0.028
180000	Delinquent	0.029
190000	Delinquent	0.012
190000	Current		0.019
200000	Delinquent	0.012
200000	Current		0.026
210000	Current		0.018
210000	Delinquent	0.016
220000	Current		0.015
220000	Delinquent	0.033
230000	Current		0.014
230000	Delinquent	0.021
240000	Delinquent	0.016
240000	Current		0.011
250000	Delinquent	0.004
250000	Current		0.015
260000	Current		0.01
260000	Delinquent	0.008
270000	Current		0.009
270000	Delinquent	0.008
280000	Delinquent	0.004
280000	Current		0.01
290000	Current		0.009
290000	Delinquent	0.012
300000	Current		0.009
300000	Delinquent	0.008
310000	Current		0.006
310000	Delinquent	0.008
320000	Current		0.007
330000	Current		0.007
330000	Delinquent	0.004
340000	Delinquent	0.004
340000	Current		0.01
350000	Current		0.008
360000	Delinquent	0.012
360000	Current		0.006
370000	Delinquent	0.008
370000	Current		0.005
380000	Current		0.007
380000	Delinquent	0.012
390000	Delinquent	0.008
390000	Current		0.005
400000	Current		0.006
410000	Current		0.004
420000	Current		0.005
420000	Delinquent	0.004
430000	Delinquent	0.008
430000	Current		0.005
440000	Current		0.003
450000	Current		0.002
450000	Delinquent	0.004
460000	Delinquent	0.004
460000	Current		0.004
470000	Current		0.001
470000	Delinquent	0.004
480000	Current		0.003
480000	Delinquent	0.004
490000	Current		0.003
500000	Current		0.003
510000	Current		0.004
520000	Current		0.006
530000	Current		0.002
540000	Current		0.001
540000	Delinquent	0.004
550000	Current		0.002
550000	Delinquent	0.004
560000	Current		0.003
560000	Delinquent	0.004
570000	Delinquent	0.004
570000	Current		0.002
580000	Current		0.005
590000	Current		0.003
590000	Delinquent	0.004
600000	Current		0.004
610000	Current		0.002
620000	Current		0.002
630000	Current		0.002
630000	Delinquent	0.004
640000	Current		0.003
650000	Delinquent	0.004
650000	Current		0.007
660000	Current		0
670000	Current		0
680000	Current		0
700000	Current		0
750000	Current		0
770000	Current		0
840000	Current		0
1000000	Current		0

Status		# of Loans  Average	Std. Deviation
Current		4,735	   172,381.03	141,944.56
Delinquent	243	   151,307.70	126,137.47
Total:		4,978

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: July 31, 2004

Mortgage Type	Delinquency	Percentage
Investment Home	Current		0.145
Investment Home	Delinquent	0.148
Investment Home	Paid Off	0.202
Primary Home	Current		0.85
Primary Home	Delinquent	0.84
Primary Home	Paid Off	0.787
Second Home	Current		0.005
Second Home	Delinquent	0.012
Second Home	Paid Off	0.011

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
ARM		3,821		715,267,141.40	187,193.70	146,225.39
Fixed		1,246		137,724,800.27	110,533.55	108,667.00
Total:		5,067		852,991,941.67

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2004

Mortgage Term	Delinquency	Percentage
180		Paid Off	0.112
180		Delinquent	0.07
180		Current		0.118
360		Paid Off	0.888
360		Delinquent	0.93
360		Current		0.882

# of Loans	Other	120	180	240	360
5,067		0	0	586	0	4481

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2004

Origination Statistics				Current Loans
Number of Loans: 	5,166			Number of Loans: 	4,735

Purpose			Number	Percentage	Purpose			Number	Percentage
Cash-out refinance	1,580	30.6%		Cash-out refinance	1,453	30.7%
Purchase		2,411	46.7%		Purchase		2,193	46.3%
Rate/term 		400	7.7%		Rate/term 		372	7.9%
Home 			0	0.0%		Home 			0	0.0%
Other			775	15.0%		Other			717	15.1%

Total			5,166	100%		Total			4,735	100%



Delinquent Loans                		Paid Off Loans
Number of Loans: 	243			Number of Loans: 	89

Purpose			Number	Percentage	Purpose			Number	Percentage
Cash-out refinance	63	25.9%		Cash-out refinance	28	31.5%
Purchase		140	57.6%		Purchase		45	50.6%
Rate/term 		19	7.8%		Rate/term 		3	3.4%
Home 			0	0.0%		Home 			0	0.0%
Other			21	8.6%		Other			13	14.6%

Total			243	100%		Total			89	100%

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Ownership Distribution by Status
Mortgage Data Through: July 31, 2004

Ownership Type	Delinquency	Percentage
Investment Home	Current		0.145
Investment Home	Delinquent	0.148
Investment Home	Paid Off	0.202
Primary Home	Current		0.85
Primary Home	Delinquent	0.84
Primary Home	Paid Off	0.787
Second Home	Current		0.005
Second Home	Delinquent	0.012
Second Home	Paid Off	0.011

Title			# of Loans
Investment Home		739
Primary Home		4,299
Second Home		29
Total:			5,067

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2004

 		Total Balance in Status
As Of Date   30 Days 	 60 Days 	90 Days    Foreclosure   REO
5/31/2004   $654,100 	 $-   	 	$-   	 	$-   	 $-
6/30/2004   $15,701,213	 $6,516,720	$3,295,524	$-   	 $-
7/31/2004   $19,542,229  $9,168,727	$4,989,522  $3,067,293   $-

2004 The Murrayhill Company.  All Rights Reserved.


FAMLT 2004-1 Delinquent Count Over Time
Mortgage Data Through: July 31, 2004

 		Total Count in Status
As Of Date	30 Days   60 Days   90 Days   Foreclosure      REO
5/31/2004	3		0	0		0	0
6/30/2004	110		40	24		0	0
7/31/2004	123		66	40		14	0

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2004

Date (1)	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
31-Jul-04	25-Aug-04		20.37%
30-Jun-04	25-Jul-04		21.24%


(1)  Data in table is displayed for only the most recent 18 months.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Historical SDA Performance
Mortgage Data Through: July 31, 2004

           Weighted	Default Monthly
Date	   Average Age	Amt  	Default Rate  CDR (F-R)  SDA Curve  SDA %
31-Jul-04	5.29	$0	0.00%		0.00%	0.11%	     0%
30-Jun-04	4.30	$0	0.00%		0.00%	0.09%	     0%
31-May-04	1.88	$0	0.00%		0.00%	0.04%	     0%

Averages:	3.82	$0	0.00%		0.00%	0.08%	     0%

2004 The Murrayhill Company.  All Rights Reserved.